STATE OF TEXAS §
§
COUNTIES OF EASTLAND §
and STEPHENS §

SECOND MODIFICATION OF LIEN DOCUMENTS

This instrument is executed as of October 8, 2008, by CHARLES HILL DRILLING, INC. (a/k/a Charles L. Hill Drilling, Inc.), a Nevada corporation ("Grantor"), 2930 Chesire Way, Grand Prairie, Texas 75052, and HD SPECIAL-SITUATIONS, LP ("Lender"), whose address is 425 California Street, Suite 1200, San Francisco, California 94104, for the purpose of modifying certain liens and security interests to secure payment of the indebtedness owing to Lender under an amendment to the Second Note Purchase Agreement (defined below).

On May 20, 2008, Knight Energy Corp. ("Borrower") and Lender entered into that certain Note Purchase Agreement (the "First Note Purchase Agreement"), and pursuant thereto Borrower has executed and delivered to Lender three (3) 15% Senior Secured Promissory Notes payable to Lender in the aggregate principal amount of $1,500,000.00, and having a final maturity date of May 20, 2010.

On July 3, 2008, Borrower and Lender entered into that certain Note Purchase Agreement (the "Second Note Purchase Agreement"), and pursuant thereto Borrower has executed and delivered to Lender a 15% Senior Secured Promissory Note payable to Lender in the aggregate principal amount of $2,500,000.00, and having a final maturity date of May 20, 2010 (the notes issued under the First Note Purchase Agreement and the Second Note Purchase Agreement being collectively called the "Prior Notes").

Payment of the Prior Notes and the obligations of Borrower under the First Note Purchase Agreement and the Second Note Purchase Agreement are secured, in part, by first liens and first security interests created or described in the lien documents executed by Grantor in favor of Lender, affecting certain oil and gas properties of Grantor, and recorded as described in Exhibit "A" attached hereto (collectively the "Lien Documents"). The oil and gas properties covered by the Lien Documents will be referred to collectively as the "Mortgaged Properties." For further reference, the original Lien Documents may be found in the files of Lender at the above address.

Pursuant to an Amendment to Note Purchase Agreement of even date herewith between Borrower and Lender (which amends the Second Note Purchase Agreement), Borrower has executed and delivered to Lender a 15% Senior Secured Promissory Note payable to Lender in the aggregate principal amount of $4,250,000.00, and having a final maturity date of March 31, 2009 (the "Replacement Note"), which Replacement Note is in replacement of and increase to the outstanding indebtedness evidenced by the Prior Notes.

Grantor and Lender desire to renew and modify the Lien Documents to provide that they secure payment of the Replacement Note.

In consideration of the loan represented by the Replacement Note, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor and Lender agree as follows:

(a) The Lien Documents are amended to secure payment of the Replacement Note, including the obligations of Borrower under the Second Note Purchase Agreement, as amended, and any and all additional promissory notes that may be executed by Borrower under the Second Note Purchase Agreement, as amended, and the liens and security interests created by or described in the Lien Documents are renewed and extended until the Replacement Note is paid in full and all obligations and commitments (including the "Secured Indebtedness," as defined in sub-clause (b) below) under the Second Note Purchase Agreement, as amended, are satisfied or terminated.

(b) The defined term "Secured Indebtedness" as set forth in the Lien Documents is hereby amended to include, together with all items currently included in such definition of Secured Indebtedness, (i) all indebtedness and obligations of Borrower arising pursuant to the terms of the Second Note Purchase Agreement, as amended, (ii) the Replacement Note and any other promissory notes issued pursuant to the Second Note Purchase Agreement, as amended, and (iii) any and all amendments to, extensions of, or substitutes for any of the foregoing indebtedness, obligations and liabilities or any part thereof.

(c) The Lien Documents, as amended hereby, are ratified, confirmed, and acknowledged to be valid, subsisting, and binding upon Grantor; no uncured breaches or defaults exist under the Lien Documents; and no event has occurred or circumstance exists which with the passing of time or giving of notice, will constitute a default or breach under the Lien Documents. There are no defenses or offsets with respect to the First Note Purchase Agreement, the Second Note Purchase Agreement, the Prior Notes, the Replacement Note, or the Lien Documents.

(d) It is the intention of Grantor and Lender that the Lien Documents shall cover and include any and all of Grantor's right, title and interest in and to any of the oil, gas and mineral leases, other interests in oil, gas or other minerals, and other items of real and personal property described or covered by the Lien Documents, including without limitation any right, title and interest of any kind in any of the lands covered by such leases and mineral interests, whether such right, title and interest of Grantor was or is acquired by Grantor before, simultaneously with, or after the inception of such Lien Documents and whether such right, title and interest of Grantor was or is acquired before, simultaneously with, or after the date of this instrument and notwithstanding any fractional quantities of ownership interest which may be set out in the description of the property in any of the Lien Documents.

(e) Grantor will execute all additional deeds of trust, mortgages, renewals, extensions, or other related documents required by Lender to evidence the liens and security interests of Lender.

To secure the Secured Indebtedness (as amended in sub-clause (b) above), Grantor has granted, bargained, sold, mortgaged, assigned, transferred and conveyed and by these presents does grant, bargain, sell, mortgage, assign, transfer and convey unto Grantor and unto J. Patrick Murphy, as Trustee, and his respective successors and substitutes in trust hereunder for the use

and benefit of Lender, all of Grantor's right, title and interest, whether now owned or hereafter acquired, in and to the Mortgaged Properties. TO HAVE AND TO HOLD the Mortgaged Properties, together with the rights, privileges and appurtenances now owned or hereafter acquired at any time before the release of the Lien Documents in anywise belonging or appertaining thereto, unto Lender and unto the Trustee named above and to his successors and assigns, forever to secure the payment of the Secured Indebtedness and the performance of the agreements and covenants of Borrower and Grantor herein contained and in the Second Note Purchase Agreement, as amended.

This instrument is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns.

GRANTOR:

CHARLES HILL DRILLING, INC.
(a/k/a Charles L. Hill Drilling, Inc.)
a Nevada corporation

By: ______________________________
Charles Hill, President

LENDER:

HD SPECIAL-SITUATIONS, LP

By: ______________________________
Todd Selix Blankfort, Managing Member

THE STATE OF TEXAS §
§
COUNTY OF ____________ §

The foregoing instrument was acknowledged before me this ____ day of October, 2008 by Charles Hill, President of Charles Hill Drilling, Inc., a Nevada corporation, on behalf of said corporation.

____
Notary Public, State of Texas

STATE OF CALIFORNIA §
§
COUNTY OF ______________ §

On October ____, 2008, before me, ____________________________, a Notary Public in and for said county and state, personally appeared Todd Selix Blankfort, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

____
Notary Public in and for said County and State

When Recorded, Return To:
MURPHY MAHON KEFFLER & FARRIER, L.L.P.
500 Throckmorton Street, Suite 1200
Fort Worth, Texas 76102
Attn: J. Patrick Murphy

::ODMA\PCDOCS\DENVER\282387\2

EXHIBIT "A"

Lien Documents

NO.	TEXAS	INSTRUMENT	FILING INFO.
1.	Eastland County	Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated May 20, 2008	Filed: 05/22/2008 Document No.: 02801749 Volume: 2597, Page 59 Official Records
2.		Modification of Lien Documents dated July 3, 2008	Filed: 07/14/2008 Document No.: 2008-02802339 Volume: 2606, Page 237 Official Records
3.	Stephens County	Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated May 20, 2008	Filed: 05/22/2008 Document No.: 1510 Volume: 1931, Page 162 Official Public Records
4.		Modification of Lien Documents dated July 3, 2008	Filed: 07/14/2008 Document No.: 00002160 Volume: 1935, Page 345 Official Public Records